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                                                                   EXHIBIT 10.17



                            SHARE PURCHASE AGREEMENT

     THIS AGREEMENT dated for reference May 31, 1999 is between the undersigned (the "VENDOR") listed on Schedule A to this agreement and PIVOTAL SOFTWARE INC. (the "PURCHASER"), a British Columbia company.


BACKGROUND:

A. The Vendor is the legal and beneficial owner of that number of Class B Common shares ("CLASS B SHARES" and each, a "CLASS B SHARE") in the capital of the Purchaser as set out alongside the Vendor's name in Schedule A attached.

B. The authorized share capital of the Purchaser currently consists of 62,546,474 shares divided into 50,000,000 Class A Common shares without par value, 600,000 Class B Common shares with a par value of $0.03 each, 2,000,000 Class A Preferred shares without par value, 2,000,000 Class B Preferred shares with a par value of $1.17 each, 2,658,228 Class D Preferred shares without par value, 4,000,000 Class E Preferred shares without par value, and 1,288,246 Class F Preferred shares without par value.

C. As part of a capital reorganization, the Purchaser proposes to increase the number of Class A Common shares from 50,000,000 to 200,000,000 and to redesignate the Class A Common shares as Common shares ("COMMON SHARES" and each, a "COMMON SHARE").

D. The Vendor wishes to sell and the Purchaser wishes to purchase the Class B Shares held by the Vendor at a purchase price ("Purchase Price") payable by the issuance by the purchaser of one Common Share for each Class B Share.


AGREEMENTS:

     FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which each party acknowledges, the parties agree as follows:

1. PURCHASE AND SALE. The Vendor hereby agrees to sell and the Purchaser hereby agrees to

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purchase all Class B Shares held by the Vendor free and clear of all liens, charges and encumbrances for the Purchase Price on the terms and conditions of this agreement. The Purchase Price will be paid and satisfied by the Purchaser's allotment and issuance to the Vendor of one Common Share for each Class B Share sold by the Vendor to the Purchaser.

2. CLOSING. The closing ("CLOSING") of the purchase and sale of the Class B Shares will occur at the time and place to be established by the Purchaser but in no case will such closing occur after December 31, 1999.

3. DELIVERY OF ENDORSED CERTIFICATES TO PURCHASER. At or before the Closing the Vendor will deliver or cause to be delivered to the Purchaser the certificates representing all Class B Shares held by the Vendor duly endorsed in blank for transfer or accompanied by a duly executed share transfer form and execute and deliver, or cause to be executed and delivered, such other instruments and documents to the Purchaser or its agents as are necessary to give effect to the terms and conditions of this agreement.

4. ISSUE OF COMMON SHARES. At the Closing the Purchaser will allot and issue to the Vendor that number of Common Shares equal to the Class B Shares sold by the Vendor to the Purchaser and execute and deliver, or cause to be executed and delivered, to the Vendor certificates representing such Common Shares.

5. TITLE. The Vendor represents and warrants that the Vendor has good and marketable title to the Vendor's Class B Shares, free and clear of all encumbrances of whatever nature and kind whatsoever.

6. VALID ISSUANCE. The Purchaser represents and warrants that each Common Share issued hereunder, when issued, will be duly authorized and validly allotted and issued as fully paid and non-assessable.

7. ENTIRE AGREEMENT. The terms and provisions of this agreement constitute the entire agreement between the parties and supersedes all previous oral or written communications in respect of the subject matter hereof.

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8.   SCHEDULE. The schedule which is attached to this agreement is incorporated into this agreement by reference and is deemed to be a part hereof.

9. CHOICE OF LAW. This agreement will be governed by and construed in accordance with the laws of the Province of British Columbia and the laws of Canada applicable therein.

10. FURTHER ACTS. The Vendor and the Purchaser will do all such further acts and things as may be necessary to give effect to the terms and conditions of this agreement.

11. ENUREMENT. This agreement will enure to the benefit of and be binding upon the Vendor and the Purchaser and their respective successors and assigns, administrators, executors, heirs, and personal representatives, as applicable.

12. COUNTERPARTS. This agreement may be executed by facsimile in counterparts, each of which will be deemed to be an original, and which together will constitute one and the same agreement.

     IN WITNESS WHEREOF the parties have executed this agreement effective as of May 31, 1999.


SIGNED AND DELIVERED BY THE PURCHASER:

PIVOTAL SOFTWARE INC.


By:
   ----------------------------------------
   (signature of authorized representative)

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SIGNED AND DELIVERED BY THE          )
VENDOR IN THE PRESENCE OF:           )
                                     )
                                     )
(SIGNATURE OF WITNESS)               )
                                     )
(PRINT NAME OF WITNESS)              )
                                     )    --------------------------------------
                                     )    <NAME OF VENDOR HERE>
(ADDRESS)                            )
                                     )


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                                   SCHEDULE A

                                                        NUMBER OF CLASS B                   SHARE CERTIFICATE
                    NAME                                COMMON SHARES HELD                        NUMBER
                    ----                                ------------------                  -----------------
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